                                                             Exhibit 99(h)(i)(b)

                                  AMENDMENT TO
                            ADMINISTRATION AGREEMENT

THIS AMENDMENT is made as of May 1, 2006, by and between JPMorgan Funds Management, Inc., JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) and the entities who are currently parties to the Administration Agreement, dated February 19, 2005, in place for the investment companies in the JPMorgan fund complex (the "Agreement").

     WHEREAS, the parties hereto wish to amend the Agreement, to reflect the addition of JPMorgan Insurance Trust and its series (the "Portfolios") to the Agreement.

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1. Capitalized terms not otherwise defined herein shall have the same meaning as are set forth in the Agreement.

2. With respect to the JPMorgan Insurance Trust and its Portfolios, the following services will be added to Article 2 of the Agreement:

     - Prepare, negotiate and provide the services specified for the Administrator under the fund participation agreements between JPMorgan Insurance Trust, the Administrator, the investment advisor, transfer agent and the insurance companies desiring to utilize the Portfolios as the investment vehicle for the insurance companies' variable insurance products; and

     - Monitor JPMorgan Insurance Trust's compliance with Section 817 of the Internal Revenue Code and the regulations thereunder so as to enable the Portfolios to comply with the diversification requirements applicable to investments of variable insurance products.

3. As of the date of the Amendment, Schedules A and B are replaced with New Schedules A and B attached hereto.

4. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

                                     * * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                              JPMORGAN FUNDS MANAGEMENT, INC.


                              By:
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                              Name:
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                              Title:
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                              J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                              J.P. MORGAN MUTUAL FUND GROUP
                              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                              UNDISCOVERED MANAGERS FUNDS
                              J.P. MORGAN FLEMING SERIES TRUST
                              JPMORGAN TRUST I
                              JPMORGAN TRUST II
                              UM INVESTMENT TRUST
                              UM INVESTMENT TRUST II
                              JPMORGAN INSURANCE TRUST
                              EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                              By:
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                              Name:
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                              Title:
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                                   SCHEDULE A
                         TO THE ADMINISTRATION AGREEMENT
                          (EFFECTIVE AS OF MAY 1, 2006)

NAME OF THE TRUST

NAME OF ENTITY                                                    STATE AND FORM OF ORGANIZATION
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J.P. Morgan Fleming Mutual Fund Group, Inc.                       Maryland corporation
J.P. Morgan Mutual Fund Group                                     Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust                          Massachusetts business trust
Undiscovered Managers Funds                                       Massachusetts business trust
J.P. Morgan Fleming Series Trust                                  Massachusetts business trust
JPMorgan Trust I                                                  Delaware statutory trust
JPMorgan Trust II                                                 Delaware statutory trust
UM Investment Trust                                               Massachusetts business trust
UM Investment Trust II                                            Massachusetts business trust
JPMorgan Insurance Trust                                          Massachusetts business trust

                              J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                              J.P. MORGAN MUTUAL FUND GROUP
                              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                              UNDISCOVERED MANAGERS FUNDS
                              J.P. MORGAN FLEMING SERIES TRUST
                              JPMORGAN TRUST I
                              JPMORGAN TRUST II
                              UM INVESTMENT TRUST
                              UM INVESTMENT TRUST II
                              JPMORGAN INSURANCE TRUST
                              EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                              By:
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                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------


                              JPMORGAN FUNDS MANAGEMENT, INC.

                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------

                                   SCHEDULE B

                         TO THE ADMINISTRATION AGREEMENT
                           (AMENDED AS OF MAY 1, 2006)

CATEGORY 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex1 plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

CURRENT NAME                                                      PRIOR NAME
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Highbridge Statistical Market Neutral Fund                        N/A
JPMorgan Arizona Municipal Bond Fund                              One Group Arizona Municipal Bond Fund
JPMorgan Asia Equity Fund                                         JPMorgan Fleming Asia Equity Fund
JPMorgan Bond Fund                                                JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund                            JPMorgan California Bond Fund
JPMorgan Capital Growth Fund                                      JPMorgan Capital Growth Fund
JPMorgan Core Bond Fund                                           One Group Bond Fund
JPMorgan Core Plus Bond Fund                                      One Group Income Bond Fund
JPMorgan Disciplined Equity Fund                                  JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                         JPMorgan Diversified Fund
JPMorgan Intrepid Mid Cap Fund                                    One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid
                                                                  Cap Fund
JPMorgan Diversified Mid Cap Growth Fund                          One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                           One Group Mid Cap Value Fund
JPMorgan Dynamic Small Cap Fund                                   JPMorgan Dynamic Small Cap Fund
JPMorgan Emerging Markets Debt Fund                               JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund                             JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Enhanced Income Fund                                     JPMorgan Enhanced Income Fund
JPMorgan Equity Income Fund                                       One Group Equity Income Fund
JPMorgan Equity Index Fund                                        One Group Equity Index Fund
JPMorgan Global Healthcare Fund                                   JPMorgan Global Healthcare Fund
JPMorgan Strategic Income Fund                                    JPMorgan Global Strategic Income Fund (name effective until
                                                                  5/19/06)
JPMorgan Government Bond Fund                                     One Group Government Bond Fund
JPMorgan Growth & Income Fund                                     JPMorgan Growth & Income Fund
JPMorgan High Yield Bond Fund                                     One Group High Yield Bond Fund
JPMorgan Insurance Trust Balanced Portfolio                       JPMorgan Investment Trust Balanced Portfolio and One Group
                                                                  Investment Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio                      JPMorgan Investment Trust Bond Portfolio and One Group
                                                                  Investment Trust Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio             JPMorgan Investment Trust Diversified Equity Portfolio and One
                                                                  Group Investment Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio     JPMorgan Investment Trust Mid Cap Growth Portfolio and One Group
                                                                  Investment Trust Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value                JPMorgan Investment Trust Mid Cap Value Portfolio and One Group

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(1) For purposes of this Agreement, the "JPMorgan Funds Complex" includes all of the Funds subject to this Agreement.

CURRENT NAME                                                      PRIOR NAME
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Portfolio                                                         Investment Trust Mid Cap Value Portfolio
JPMorgan Insurance Trust Equity Index Portfolio                   JPMorgan Investment Trust Equity Index Portfolio and One Group
                                                                  Investment Trust Equity Index Portfolio
JPMorgan Insurance Trust Government Bond Portfolio                JPMorgan Investment Trust Government Bond Portfolio and One
                                                                  Group Investment Trust Government Bond Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio               JPMorgan Investment Trust Diversified Mid Cap Portfolio and One
                                                                  Group Investment Trust Diversified Mid Cap Portfolio
JPMorgan Insurance Trust Large Cap Growth Portfolio               JPMorgan Investment Trust Large Cap Growth Portfolio and One
                                                                  Group Investment Trust Large Cap Growth Portfolio
JPMorgan Intermediate Bond Fund                                   One Group Intermediate Bond Fund
JPMorgan Intermediate Tax Free Bond Fund                          JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Equity Fund                                JPMorgan Fleming International Equity Fund
JPMorgan International Equity Index Fund                          One Group International Equity Index Fund
JPMorgan International Growth Fund                                JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                         JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                      JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                                 JPMorgan Fleming International Value Fund
JPMorgan Intrepid America Fund                                    JPMorgan Intrepid America Fund
JPMorgan Intrepid Multi Cap Fund                                  JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian
                                                                  Fund (name effective until 4/10/06)
JPMorgan Intrepid European Fund                                   JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid Growth Fund                                     JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund                                      JPMorgan Intrepid Value Fund
JPMorgan Intrepid Long/Short Fund                                 N/A
JPMorgan Japan Fund                                               JPMorgan Fleming Japan Fund
JPMorgan Kentucky Municipal Bond Fund                             One Group Kentucky Municipal Bond Fund
JPMorgan Large Cap Growth Fund                                    One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                     One Group Large Cap Value Fund
JPMorgan Louisiana Municipal Bond Fund                            One Group Louisiana Municipal Bond Fund
JPMorgan Market Expansion Index Fund                              One Group Market Expansion Index Fund
JPMorgan Market Neutral Fund                                      JPMorgan Market Neutral Fund
JPMorgan Micro Cap Fund                                           N/A
JPMorgan Mid Cap Equity Fund                                      JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund                                    JPMorgan Mid Cap Growth Fund (change effective 8/17/05)
JPMorgan Mid Cap Value Fund                                       JPMorgan Mid Cap Value Fund
JPMorgan Michigan Municipal Bond Fund                             One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                          One Group Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund                            One Group Market Neutral Fund
JPMorgan Multi-Manager Small Cap Growth Fund                      JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund                       JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Municipal Income Fund                                    One Group Municipal Income Fund
JPMorgan New Jersey Tax Free Bond Fund                            JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                              JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Ohio Municipal Bond Fund                                 One Group Ohio Municipal Bond Fund
JPMorgan Real Return Fund                                         N/A
JPMorgan Short Duration Bond Fund                                 One Group Short-Term Bond Fund
JPMorgan Short Term Bond Fund                                     JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                                  JPMorgan Short Term Bond Fund II
JPMorgan Short Term Municipal Bond Fund                           One Group Short-Term Municipal Bond Fund

CURRENT NAME                                                      PRIOR NAME
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JPMorgan Small Cap Core Fund                                      JPMorgan Trust Small Cap Equity Fund
JPMorgan Small Cap Equity Fund                                    JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund                                    One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                     One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                           N/A
JPMorgan Tax Aware Core Equity Fund                               N/A
JPMorgan Tax Aware Disciplined Equity Fund                        JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Diversified Equity Fund                        N/A
JPMorgan Tax Aware Enhanced Income Fund                           JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware International Fund                             N/A
JPMorgan Intrepid International Fund                              JPMorgan Fleming Tax Aware International Opportunities Fund and
                                                                  JPMorgan Tax Aware International Opportunities Fund (the name change effective until 12/15/05)
JPMorgan Tax Aware Large Cap Growth Fund                          JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                           JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware Real Income Fund                               JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Real Return Fund                               N/A
JPMorgan Tax Aware Short-Intermediate Income Fund                 JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund                               JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Bond Fund                                       One Group Tax-Free Bond Fund
JPMorgan Technology Fund                                          One Group Technology Fund
JPMorgan Treasury & Agency Fund                                   One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                               One Group Ultra Short-Term Bond Fund
JPMorgan U.S. Equity Fund                                         JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund                            N/A
JPMorgan U.S. Real Estate Fund                                    One Group Real Estate Fund
JPMorgan U.S. Small Company Fund                                  JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund                                     N/A
JPMorgan West Virginia Municipal Bond Fund                        One Group West Virginia Municipal Bond Fund
Undiscovered Managers Behavioral Growth Fund                      Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                       Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund                                       Undiscovered Managers REIT Fund (this name change effective until 12/31/05)
Undiscovered Managers Small Cap Growth Fund                       UM Small Cap Growth Fund

CATEGORY 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund's average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund's average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund's average daily net assets in excess of $1,000,000,000.

CURRENT NAME                                                      PRIOR NAME
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JPMorgan Investor Balanced Fund                                   One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                        One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                            One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                     One Group Investor Growth Fund

CATEGORY 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

CURRENT NAME                                                      PRIOR NAME
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JPMorgan 100% U.S. Treasury Securities Money Market Fund          JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund                   JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                                JPMorgan Federal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                          One Group Prime Money Market Fund
JPMorgan Michigan Municipal Money Market Fund                     One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                              One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund                           JPMorgan New York Tax Free Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                         One Group Ohio Municipal Money Market Fund
JPMorgan Prime Money Market Fund                                  JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                               JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                        One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund                     One Group U.S. Treasury Securities Money Market Fund

CATEGORY 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.
N/A

CATEGORY 5

The Administrator receives a fee of 0.05% of the average daily net assets of all Category 5 Funds.
N/A

CATEGORY 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

CURRENT NAME                                                      PRIOR NAME
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Undiscovered Managers Multi-Strategy Fund                         UM Multi-Strategy Fund (change effective 8/22/05)
Undiscovered Managers Spinnaker Fund                              N/A

                                     * * * *

                              J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                              J.P. MORGAN MUTUAL FUND GROUP
                              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                              UNDISCOVERED MANAGERS FUNDS
                              J.P. MORGAN FLEMING SERIES TRUST
                              JPMORGAN TRUST I
                              JPMORGAN TRUST II
                              UM INVESTMENT TRUST
                              UM INVESTMENT TRUST II
                              JPMORGAN INSURANCE TRUST
                              EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                              By:
                                     ---------------------------------------
                              Name:
                                     ---------------------------------------
                              Title:
                                     ---------------------------------------


                              JPMORGAN FUNDS MANAGEMENT, INC.


                              By:
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                              Name:
                                     ---------------------------------------
                              Title:
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